UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 2, 2014

SYSCO CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-06544	74-1648137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1390 Enclave Parkway, Houston, TX	77077-2099
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (281) 584-1390

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01	Entry into Material Definitive Agreement.

On October 2, 2014, Sysco Corporation (“Sysco”) issued $500,000,000 aggregate principal amount of its 1.45% Senior Notes due 2017 (the “2017 Notes”), $750,000,000 aggregate principal amount of its 2.35% Senior Notes due 2019 (the “2019 Notes”), $750,000,000 aggregate principal amount of its 3.00% Senior Notes due 2021 (the “2021 Notes”), $1,250,000,000 aggregate principal amount of its 3.50% Senior Notes due 2024 (the “2024 Notes”), $750,000,000 aggregate principal amount of its 4.35% Senior Notes due 2034 (the “2034 Notes”) and $1,000,000,000 aggregate principal amount of its 4.50% Senior Notes due 2044 (the “2044 Notes” and, together with the 2017 Notes, the 2019 Notes, the 2021 Notes, the 2024 Notes and the 2034 Notes, the “Notes”). The Notes were sold in an underwritten public offering pursuant to an Underwriting Agreement (the “Underwriting Agreement”), dated September 23, 2014, among Sysco, the Guarantors named on Schedule I thereto (the “Guarantors”), and Goldman, Sachs & Co., J.P. Morgan Securities LLC, TD Securities (USA) LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters listed in Schedule II thereto (the “Underwriters”), previously filed with the Securities and Exchange Commission.

Sysco intends to use the net proceeds from the offering to pay the cash portion of the consideration for the proposed merger between Sysco and US Foods, Inc. (the “Merger”), to refinance certain indebtedness of US Foods, Inc., to unwind certain cash flow hedges that Sysco entered into in contemplation of its assumption or refinancing of such indebtedness, to repay a portion of Sysco’s outstanding commercial paper and to pay expected future direct transaction costs related to the Merger. Consummation of the Merger is subject to customary closing conditions, including the completion of a regulatory review process by the Federal Trade Commission.

The Notes are being offered and sold under a Registration Statement on Form S-3 (Registration No. 333-179582) and are described in a Prospectus Supplement dated September 23, 2014. The notes initially are fully and unconditionally guaranteed by Sysco’s direct and indirect wholly owned subsidiaries that guarantee Sysco’s other senior notes issued under the indenture governing the Notes or any of Sysco’s other indebtedness. Interest on the Notes will be paid semi-annually on April 2 and October 2, beginning April 2, 2015. The terms of the 2017 Notes are more fully described in the Sixteenth Supplemental Indenture, the terms of the 2019 Notes are more fully described in the Seventeenth Supplemental Indenture, the terms of the 2021 Notes are more fully described in the Eighteenth Supplemental Indenture, the terms of the 2024 Notes are more fully described in the Nineteenth Supplemental Indenture, the terms of the 2034 Notes are more fully described in the Twentieth Supplemental Indenture, and the terms of the 2044 Notes are more fully described in the Twenty-First Supplemental Indenture, each dated as of October 2, 2014 (the “Supplemental Indentures”), among Sysco, as Issuer, the Guarantors and The Bank of New York Mellon Trust Company, N.A., as successor trustee (the “Trustee”). The Supplemental Indentures were entered into in accordance with the provisions of the Indenture dated as of June 15, 1995 between Sysco and the Trustee, as amended and supplemented by the Thirteenth Supplemental Indenture dated as of February 17, 2012 among Sysco, the Guarantors and the Trustee.

At Sysco’s option, any or all of the Notes may be redeemed, in whole or in part, at any time prior to maturity. If Sysco elects to redeem (i) the 2017 Notes at any time, (ii) the 2019 Notes before the date that is one month prior to the maturity date, (iii) the 2021 Notes before the date that is two months prior to the maturity date, (iv) the 2024 Notes before the date that is three months prior to the maturity date or (v) the 2034 Notes or the 2044 Notes before the date that is six months prior to the maturity date, Sysco will pay an amount equal to the greater of 100% of the principal amount of the Notes to be redeemed or the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed. If Sysco elects to redeem a series of Notes on or after the applicable date described in the preceding sentence, Sysco will pay an amount equal to 100% of the principal amount of the Notes to be redeemed. Sysco will pay accrued and unpaid interest on the notes redeemed to the redemption date.

If the Merger has not closed by October 8, 2015 or if the merger agreement is terminated on or prior to October 8, 2015, Sysco will be required to redeem each series of Notes in whole, at a redemption price equal to 101% of the aggregate principal amount of such series of Notes, plus accrued and unpaid interest from and including the date of initial issuance, or the most recent date to which interest has been paid, whichever is later, to, but not including, the date of special mandatory redemption.

The foregoing descriptions of the Supplemental Indentures and the terms of the Notes do not purport to be complete and are qualified in their entirety by reference to the full text of the Supplemental Indentures and the forms of the Notes, which are filed as exhibits to this Current Report on Form 8-K.

Item 1.02 Termination of a Material Definitive Agreement.

On October 2, 2014, Sysco terminated the 364-Day Bridge Term Loan Agreement (the “Bridge Term Loan Agreement”), dated January 31, 2014, among Sysco, the guarantors party thereto, the lenders party thereto and Goldman Sachs Bank USA, as Administrative Agent, following the receipt of the net proceeds of the offering of the Notes described in Item 1.01 of this report. The Bridge Term Loan Agreement provided for a 364-day senior unsecured bridge credit facility pursuant to which, subject to the terms and conditions set forth therein, Sysco could have borrowed up to $3.3865 billion in term loans on the closing date of the Merger to fund the Merger, refinance certain indebtedness of US Foods, Inc. and pay related fees and expenses.

SECTION 2 – FINANCIAL INFORMATION

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this report is incorporated herein by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statement and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.1	Sixteenth Supplemental Indenture dated as of October 2, 2014 among Sysco, the Guarantors and the Trustee relating to the 2017 Notes

4.2	Form of 1.45% Senior Note due October 2, 2017 (included as Annex A to Exhibit 4.1 above)

4.3	Seventeenth Supplemental Indenture dated as of October 2, 2014 among Sysco, the Guarantors and the Trustee relating to the 2019 Notes

4.4	Form of 2.35% Senior Note due October 2, 2019 (included as Annex A to Exhibit 4.3 above)

4.5	Eighteenth Supplemental Indenture dated as of October 2, 2014 among Sysco, the Guarantors and the Trustee relating to the 2021 Notes

4.6	Form of 3.00% Senior Note due October 2, 2021 (included as Annex A to Exhibit 4.5 above)

4.7	Nineteenth Supplemental Indenture dated as of October 2, 2014 among Sysco, the Guarantors and the Trustee relating to the 2024 Notes

4.8	Form of 3.50% Senior Note due October 2, 2024 (included as Annex A to Exhibit 4.7 above)

4.9	Twentieth Supplemental Indenture dated as of October 2, 2014 among Sysco, the Guarantors and the Trustee relating to the 2034 Notes

4.10	Form of 4.35% Senior Note due October 2, 2034 (included as Annex A to Exhibit 4.9 above)

4.11	Twenty-First Supplemental Indenture dated as of October 2, 2014 among Sysco, the Guarantors and the Trustee relating to the 2044 Notes

4.12	Form of 4.50% Senior Note due October 2, 2044 (included as Annex A to Exhibit 4.11 above)

5.1	Opinion of Bracewell & Giuliani LLP

23.1	Consent of Bracewell & Giuliani LLP (included in Exhibit 5.1 above)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Sysco Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sysco Corporation

Date: October 2, 2014	By:	/s/ Russell T. Libby
Russell T. Libby Executive Vice President-Corporate Affairs, Chief Legal Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

4.1	Sixteenth Supplemental Indenture dated as of October 2, 2014 among Sysco, the Guarantors and the Trustee relating to the 2017 Notes

4.2	Form of 1.45% Senior Note due October 2, 2017 (included as Annex A to Exhibit 4.1 above)

4.3	Seventeenth Supplemental Indenture dated as of October 2, 2014 among Sysco, the Guarantors and the Trustee relating to the 2019 Notes

4.4	Form of 2.35% Senior Note due October 2, 2019 (included as Annex A to Exhibit 4.3 above)

4.5	Eighteenth Supplemental Indenture dated as of October 2, 2014 among Sysco, the Guarantors and the Trustee relating to the 2021 Notes

4.6	Form of 3.00% Senior Note due October 2, 2021 (included as Annex A to Exhibit 4.5 above)

4.7	Nineteenth Supplemental Indenture dated as of October 2, 2014 among Sysco, the Guarantors and the Trustee relating to the 2024 Notes

4.8	Form of 3.50% Senior Note due October 2, 2024 (included as Annex A to Exhibit 4.7 above)

4.9	Twentieth Supplemental Indenture dated as of October 2, 2014 among Sysco, the Guarantors and the Trustee relating to the 2034 Notes

4.10	Form of 4.35% Senior Note due October 2, 2034 (included as Annex A to Exhibit 4.9 above)

4.11	Twenty-First Supplemental Indenture dated as of October 2, 2014 among Sysco, the Guarantors and the Trustee relating to the 2044 Notes

4.12	Form of 4.50% Senior Note due October 2, 2044 (included as Annex A to Exhibit 4.11 above)

5.1	Opinion of Bracewell & Giuliani LLP

23.1	Consent of Bracewell & Giuliani LLP (included in Exhibit 5.1 above)